Financial income and expense - Summary of financial income (Detail) - JPY (¥) ¥ in Millions		12 Months Ended
		Mar. 31, 2022	Mar. 31, 2021
Disclosure of Detailed Information about Financial Income [Abstract]
Interest income, Financial assets measured at AC		¥ 6,996	¥ 7,610
Dividends, Financial assets measured at FVOCI		2,792	1,566
Gain on revaluation of equity instruments, Financial assets measured at FVPL	[1]		61,259
Other		9,516	13,357
Total		¥ 19,304	¥ 83,792

[1]	Shares of Spotify Technology S.A. (“Spotify”) held by Sony are classified as equity securities required to be measured at fair value through profit or loss. The revaluation of the Spotify shares owned as of March 31, 2021 and March 31, 2022 resulted in unrealized gain, net of costs to be paid to Sony’s artists and distributed labels, of 51,310 million yen (480 million U.S. dollars) and unrealized loss, net of a decrease in costs to be paid to Sony’s artists and distributed labels, of 45,017 million yen (395 million U.S. dollars) respectively.